SUPPLEMENT DATED SEPTEMBER 23, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco® V.I. Nasdaq 100 Buffer Fund - September
(the “Fund")
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
As described in the Prospectuses, the Fund seeks, over a specified annual outcome period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund’s current Outcome Period will end on September 30, 2024, following which the Fund will reset and commence a new Outcome Period beginning October 1, 2024, as shown in the table below. At the beginning of the new Outcome Period, the Cap will reset.
The Fund’s Cap will be determined at the end of the trading day immediately preceding the first day of the new Outcome Period, or September 30, 2024. As of the date of this Supplement, the Cap for the Fund for the new Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s fees and expenses:

New Outcome Period	Fund’s Current Cap	Estimated Cap Range
October 1, 2024 to September 30, 2025	18.90%
Series I: 9.50% - 17.50% (before Fund fees and expenses)
Series II: 9.50% - 17.50% (before Fund fees and expenses)
Series I: 8.72% - 16.67% (after Fund fees and expenses)
Series II: 8.45% - 16.37% (after Fund fees and expenses)

The Fund’s Cap is prior to taking into account any fees and expenses of the Fund, as described in the Fund’s prospectus. These estimated Cap ranges are based on market conditions as of September 23, 2024. The final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.
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